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                                                                   Exhibit 10.14

                                                                [Execution Copy]

                           AMENDMENT NO. 6 AND CONSENT
                          dated as of February 7, 1997
                                       to
                           LOAN AND SECURITY AGREEMENT
                           dated as of March 31, 1995


     THIS AMENDMENT NO. 6 AND CONSENT dated as of February 7, 1997 is made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (ProSource), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK, N.A. (SOUTH), a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (FLEET), as co-agents (each in that capacity a COAGENT and collectively the CO-AGENTS) and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).

                             Preliminary Statements

     The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995, as amended by Amendment No. 1 dated as of December 29, 1995, Amendment No. 2 and Waiver dated as of March 28,1996, Amendment No. 3 and Consent dated as of September 6, 1996, Amendment No. 4 and Consent dated as of September 26, 1996 and Amendment No. 5 and Consent dated as of December 27, 1996 (as so amended and as otherwise heretofore amended the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

     The Borrowers have requested certain modifications to the provisions of the Loan Agreement. The Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by





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     (a) amending Section 1.1 Definitions thereof by amending the definition
TERMINATION AND AMENDMENT CHARGES in its entirety to read as follows:

     TERMINATION AND AMENDMENT CHARGES means income statement charges in an aggregate amount not greater than the sum of (a) $17,000,000 (before taking into account any associated tax benefit, which tax benefit will be determined based on the Borrowers' effective tax rate for the period in which such charges are recorded, all in accordance with GAAP) recorded by the Borrowers in Fiscal Year 1996 or the first Fiscal Quarter of Fiscal Year 1997, in connection with prepayment charges, the write-off of deferred financing costs and other appropriate charges in connection with the termination and/or amendment of various agreement as to Debt of ProSource and other matters and (b) $10,600,000 (before taking into account any associated tax benefit, which tax benefit will be determined based on the Borrowers' effective tax rate for the period in which such charges are recorded, all in accordance with GAAP) recorded by the Borrowers in Fiscal Year 1996 or the first Fiscal Quarter of Fiscal Year 1997, in connection with the termination of ProSource's agreement to provide distribution services to Arby's restaurants.

     (b) amending Section 11.3 Officer's Certificate by amending subsection (a) thereof in its entirety to read as follows:

         (a) setting forth as at the end of such Fiscal Quarter a reasonably detailed schedule of charges to the Acquisition Reserve and the Restructuring Reserve and of Termination and Amendment Charges recorded during such Fiscal Quarter and the calculations required to establish whether or not other Borrowers were in compliance with the requirements of SECTIONS 12.1, 12.2, 12.5, 12.10, 12.11 AND 12.16;

     (c) amending Section 12.17 Limitation on Restructuring Reserve by deleting the figure "$2,700,000" appearing in clause (a) thereof and substituting therefor the figure "$3,000,000."

     Section 2. Consent and Waiver. The Lenders hereby (a) consent to the Borrowers' recording in Fiscal Year 1996 and the first Fiscal Quarter of Fiscal Year 1997, Termination and Amendment Charges, as defined in the Loan Agreement, as amended by this Amendment and (b) waive any Default or Event of Default that would otherwise result from such recording, PROVIDED that on the date on which any action described in foregoing clause (a) is taken, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. The Lenders further waive compliance and the effects of non-compliance by the Borrowers with the provisions of Section 11.1(d) of the Loan Agreement, PROVIDED that the Borrowers' monthly operating budget for Fiscal Year 1997 shall be delivered to the Lenders and the Administrative Agent not later than March 15, 1997.

     Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of October 1, 1996 upon receipt by the Administrative Agent not later
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than February 12, 1997 of (a) at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and each Lender, and (b) a confirmation duly executed and delivered by the Guarantor of its Unconditional Guaranty and the Pledge Agreement in the form attached to this Amendment.

     Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy or any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5. Counterpart Execution; Governing Law.

     (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                               BORROWERS:

                                               PROSOURCE SERVICES CORPORATION
[Corporate Seal]

Attest:                                         By:/s/ William F. Evans
                                                   ------------------------
                                                   William F. Evans
By:/s/ Paul A. Garcia de Quevedo                   Executive Vice President
  ------------------------------
  Paul A. Garcia de Quevedo
  Secretary


                                                BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                                         By:/s/ William F. Evans
                                                   ------------------------
                                                   William F. Evans
By:/s/ Paul A. Garcia de Quevedo                   Executive Vice President
  ------------------------------
  Paul A. Garcia de Quevedo
  Secretary


                                                PROSOURCE DISTRIBUTION SERVICES
[Corporate Seal]                                  LIMITED


Attest:                                         By:/s/ William F. Evans
                                                   ------------------------
                                                   William F. Evans
By:/s/ Paul A. Garcia de Quevedo                   Executive Vice President
  ------------------------------
  Paul A. Garcia de Quevedo
  Secretary


                 (Signatures continued on following three pages)


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                                         ADMINISTRATIVE AGENT:

                                         NATIONSBANK, N.A. (SOUTH)



                                         By:/s/ Jeffrey L. Guldner
                                            ------------------------------
                                            Jeffrey L. Guldner
                                            Vice President

                                         CO-AGENTS AND LENDERS:

                                         NATIONSBANK, N.A. (SOUTH),
                                             as a Lender and Co-Agent


                                         By:/s/ Jeffrey L. Guldner
                                            ------------------------------
                                            Jeffrey L. Guldner
                                            Vice President

                                         THE FIRST NATIONAL BANK OF BOSTON,
                                            as a Lender and Co-Agent



                                         By:/s/ Christian B. Colson
                                            ------------------------------
                                            Name:  Christian B. Colson
                                            Title: Vice President

                                         FLEET CAPITAL CORPORATION, as a Lender
                                                           and Co-Agent



                                         By:/s/ John W. Getz
                                            ------------------------------
                                            Name:  John W. Getz
                                            Title: Senior Vice President


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                                          THE BANK OF NOVA SCOTIA, as a Lender



                                          By:/s/ Frank F. Sandler
                                             ------------------------------
                                             Frank F. Sandler
                                             Relationship Manager

                                          BANKAMERICA BUSINESS CREDIT, INC., as
                                            a Lender



                                          By:/s/ M.R. Williamson
                                            ------------------------------
                                             Name:   Michael R. Williamson
                                             Title:  Vice President

                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                             as a Lender


                                          By:/s/ Robert Berniez
                                            ------------------------------
                                            Name:  Robert Berniez
                                            Title: Vice President

                                          HELLER FINANCIAL, INC., as a Lender


                                          By:/s/ Salvatore Salzillo
                                            ------------------------------
                                            Name:  Salvatore Salzillo
                                            Title: Assistant Vice President

                                          SANWA BUSINESS CREDIT CORPORATION,
                                            as a Lender


                                          By:/s/ Peter L. Skavla
                                            ------------------------------
                                            Name:  Peter L. Skavla
                                            Title: Vice President




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                                          NATIONAL CITY COMMERCIAL FINANCE,
                                             INC., as a Lender



                                           By:/s/ Joseph L. White
                                              ------------------------------
                                              Name:  Joseph L. White
                                              Title: Vice President



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